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                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 27, 2004 relating to the financial statements, which appears in Evergreen Solar, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003, as amended by Amendment No. 1 thereto. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
October 19, 2004